Exhibit 99.1

Orgenesis Announces Withdrawal of Proposed Public Offering

Germantown, Maryland – October 30, 2023 – Orgenesis Inc. (NASDAQ: ORGS) (“Orgenesis” or the “Company”), a global biotech company working to unlock the full potential of cell and gene therapies (CGT), today announced that it has withdrawn its previously announced proposed underwritten public offering of securities due to market conditions.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Orgenesis

Orgenesis is a global biotech company that has been committed to unlocking the potential of decentralized cell and gene therapies (CGTs) since 2012. Orgenesis established the POCare Network in 2020 to bring academia, hospitals, and Industry together to make these innovations more affordable and accessible to patients. In 2022, the POCare Services business unit responsible for developing and managing the decentralized POCare Centers and proprietary OMPULs was formed. Orgenesis will continue to focus on advancing to market through various partnership to provide a rapid, globally harmonized pathway for these therapies to reach and treat large numbers of patients at lowered costs through efficient, scalable, and decentralized production. Additional information about the Company is available at: www.orgenesis.com.

Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements. All statements other than statements of historical facts contained herein are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve substantial uncertainties and risks and are based upon our current expectations, estimates and projections and reflect our beliefs and assumptions based upon information available to us at the date of this release. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including, but not limited to, the expected deconsolidation of Octomera from our consolidated financial statements, our reliance on, and our ability to grow, our point-of-care cell therapy platform and OMPUL business, our ability to achieve and maintain overall profitability, our ability to manage our research and development programs that are based on novel technologies, our ability to control key elements relating to the development and commercialization of therapeutic product candidates with third parties, the timing of completion of clinical trials and studies, the availability of additional data, outcomes of clinical trials of our product candidates, the potential uses and benefits of our product candidates, our ability to manage potential disruptions as a result of the COVID-19 pandemic, the sufficiency of working capital to realize our business plans and our ability to raise additional capital, the development of our POCare strategy, our trans differentiation technology as therapeutic treatment for diabetes, the technology behind our in-licensed ATMPs not functioning as expected, our ability to further our CGT development projects, either directly or through our JV partner agreements, and to fulfill our obligations under such agreements, our license agreements with other institutions, our ability to retain key employees, our competitors developing better or cheaper alternatives to our products, risks relating to legal proceedings against us and the risks and uncertainties discussed under the heading “RISK FACTORS” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to revise or update any forward-looking statement for any reason.

Investor relations contact for Orgenesis:

Crescendo Communications, LLC

Tel: 212-671-1021

Orgs@crescendo-ir.com

Communications contact for Orgenesis

IB Communications

Neil Hunter / Michelle Boxall